                           [INTERE  RFC LETTERHEAD]

                                                                 EXHIBIT 10.83

                                                             ENDORSEMENT NO. 1

                                                     to REINSURANCE COVER NOTE

                                                          Treaty No.: MA960406



              TRANSCO SYNDICATE NO. 1 (NAIC AA. 9993112) AND/OR
               ALPINE INSURANCE CO. (NAIC 30902), ON BUSINESS
                   ADMINISTERED, UNDERWRITTEN OR SERVICED
           BY T.C.O. INSURANCE SERVICES INC. OF CHICAGO, ILLINOIS.
                  Marine Account Excess of Loss Reinsurance
             US$2,500,000 E&E.L. Excess of US$1,000,000 E.& E.L.
                   L.O.D. 12 MONTHS AT MARCH 1, 1996 L.S.T.


It is hereby noted and agreed that with effect from inception the Reinsured is amended to read as follows:

REINSURED:      TRANSCO SYNDICATE NO. 1 (N.A.I.C. AA. 9993112) AND/OR
                ALPINE INSURANCE COMPANY (N.A.I.C. 30902) AND/OR
                UNITED CAPITOL INSURANCE COMPANY (N.A.I.C. 39330)
                AND/OR FRONTIER INSURANCE COMPANY (N.A.I.C. 34266)
                AND/OR FRONTIER PACIFIC INSURANCE COMPANY (N.A.I.C.
                42250) ON BUSINESS ADMINISTERED, UNDERWRITTEN OR
                SERVICED BY T.C.O. INSURANCE SERVICES INC. OF CHICAGO,
                ILLINOIS.

All other terms, clauses and conditions remain unaltered.

We will periodically provide a list of those companies with which Minet Re North America, Inc. is affiliated, which may be parties to this placement. This list is available on request.

FOR AND ON BEHALF OF:

MINET RE NORTH AMERICA


/s/ Roger Roberts                       DATE:  10/23/96
-----------------------------                ------------
Senior Vice President

AGREED TO:
ALPINE INSURANCE COMPANY
TRANSCO SYNDICATE NO. 1 LTD.


       [SIG]                            DATE:  10/23/96
-----------------------------                ------------
Authorized Signature


Please examine this document carefully and advise us immediately if any of the Terms and Conditions or the security used are not in accordance with your order or requirements.

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